UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2007
SCHERING–PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-6571	22-1918501
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit Index
EX-99.1: PRESS RELEASE
EX-99.2: SUPPLEMENTAL FINANCIAL DATA

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
Schering-Plough today issued a press release titled “Schering-Plough Reports Financial Results for 2006 Fourth Quarter, Full Year” and provided additional supplemental financial data. The press release is furnished as Exhibit 99.1 to this 8-K. The supplemental financial data is furnished as Exhibit 99.2 to this 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
99.1 Press release dated January 29, 2007 titled “Schering-Plough Reports Financial Results for 2006 Fourth Quarter, Full Year”
99.2 Supplemental Financial Data

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By:	/s/ Steven H. Koehler
Steven H. Koehler
Vice President and Controller

Date: January 29, 2007

Exhibit Index

Exhibit
Number	Description

99.1	Press release dated January 29, 2007 titled “Schering-Plough Reports Financial Results for 2006 Fourth Quarter, Full Year”

99.2	Supplemental Financial Data